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                                                                   EXHIBIT 10.43


                               M E M O R A N D U M



TO:                        Wolfgang Oster, M.D.

FROM:                      H. Charles Ford

RE:                        Severance Arrangement

DATE:                      March 4, 1997

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This will confirm the arrangement between you and U.S. Bioscience, Inc. (the
"Company") whereby the Company will provide not less than six months notice prior to termination for any reason other than serious misconduct (which is defined for this purpose as fraud, embezzlement, excessive unauthorized absences, or other serious acts of impropriety).

                                                  H.C.F.